                                              OPPENHEIMER EUROPE FUND
                                     Supplement dated January 10, 2002 to the
                                        Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.       The footnote under the table, "Annual Fund Operating Expenses" on page 7 of the prospectus is deleted and replaced with the following:

Expenses may vary in future years.  "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays. The Class N 12b-1 Fees paid by the Fund are 0.50%, on an annual basis. For the period from March 1, 2001 when Class N shares were first offered until the Fund's fiscal year-end of August 31, 2001, no Class N 12b-1 fees were paid by the Fund. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1,
2001, and for all other classes, 0.35% per annum, effective October 1, 2001.  That undertaking may be amended or withdrawn at any time.  The "Other Expenses" for Class Y shares in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund.  After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as
percentages of average daily net assets were 0.64% and 1.44%, respectively for Class Y shares. Effective January
1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or 0.05%, as the case may be, of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in at least the fourth quintile or the third quintile, as the case may be, of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.

January 10, 2002                                                                                261PS011